Ivy Funds

Supplement dated September 30, 2016 to the

Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund Statement of Additional Information

dated January 29, 2016

and as supplemented March 2, 2016, March 30, 2016 and June 8, 2016

Effective August 1, 2016, Henry J. Herrmann retired as CEO of Waddell & Reed Financial, Inc. (WDR); and as President, CEO and Chairman of Waddell & Reed Investment Management Company (WRIMCO) and Ivy Investment Management Company (IICO); and was replaced in all such offices by Philip J. Sanders. Mr. Herrmann also resigned as a Director of IICO, WRIMCO, Waddell & Reed Services Company (WISC), W&R Capital Management Group, Inc., Ivy Distributors, Inc. and Waddell & Reed, Inc. and as President of each of the funds in the Fund Complex, and no longer serves as a member of management’s Valuation Committee. Information regarding Mr. Sanders is included below.

The following portfolio management changes are effective as of the dates listed below:

Effective September 1, 2016, Lisa L. Kaufman replaced Keith R. Pauley as one of the co-portfolio managers for Ivy Apollo Multi-Asset Income Fund. All references and information related to Mr. Pauley are deleted in their entirety. As of August 31, 2016, Ms. Kaufman did not manage any accounts and did not own any shares in the Fund Complex.

The following replaces the first row in the “Management of the Trust — Trustees and Officers — Officers” table on page 51:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Philip J. Sanders* 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of IICO and WRIMCO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO and WRIMCO (August 2010 to present)

*	Mr. Sanders was Vice President of the Trust and the Fund Complex from 2006 until his appointment as President in August 2016.

Supplement	Statement of Additional Information	1